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                                  Exhibit 23






                        Consent of Independent Auditors
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                                                                    EXHIBIT 23.0

              [LETTERHEAD OF WILLIAMS-KEEPERS, LLP APPEARS HERE]

                         INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statement of CNS Bancorp, Inc. on Form S-8 (File No. 333-29861), of our report, dated February 4, 2000 accompanying the consolidated financial statements incorporated by reference in the CNS Bancorp, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999.


/s/ Williams-Keepers, LLP
----------------------------
Willaims-Keepers, LLP

Jefferson City, Missouri
March 15, 2000